UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Republic Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

www.investorvote.com/RBCAA Step 1: Go to www.investorvote.com/RBCAA. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/RBCAA or scan the QR code — login details are located in the shaded bar below. The Sample Company Shareholder Meeting Notice 03QYXD + + Important Notice Regarding the Availability of Proxy Materials for the Republic Bancorp, Inc. Shareholder Meeting to be Held on April 20, 2023. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2023 Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Definitive Proxy Statement, Proxy Card and 2022 Annual Report to Shareholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 10, 2023 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/RBCAA. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Republic Bancorp, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 10, 2023. Shareholder Meeting Notice The 2023 Annual Meeting of Shareholders of Republic Bancorp, Inc. will be held on Thursday, April 20, 2023 at 10:00 a.m., Eastern Daylight Time, Republic Bank Building, Lower Level, 9600 Brownsboro Road, Louisville, Kentucky 40241. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board recommends a vote FOR all Director nominees and FOR Proposals 2 and 4 and for every 2 YEARS on Proposal 3 1. Election of Directors: David P. Feaster, Jennifer N. Green, Heather V. Howell, Timothy S. Huval, Ernest W. Marshall, Jr., W. Patrick Mulloy, II, George Nichols, III, W. Kennett Oyler, III, Logan M. Pichel, Vidya Ravichandran, Michael T. Rust, Susan Stout Tamme, A. Scott Trager, Steven E. Trager, Andrew Trager-Kusman, and Mark A. Vogt 2. To, on an advisory basis, vote on the compensation of our Named Executive Officers. 3. To, on an advisory basis, vote on the frequency of holding an advisory vote on the compensation of our Named Executive Officers. 4. Ratification of the appointment of Crowe LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2023. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or at any postponement or adjournment thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. If you plan to attend the meeting and vote in person and have questions, or need further directions, you may contact Republic Bancorp, Inc.’s Investor Relations Department at 601 West Market Street, Louisville, Kentucky 40202 or by telephone at (502) 560-8628.